Exhibit 10.2

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of March 16, 2020 and, made by and among KADANT INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors parties hereto, the Foreign Subsidiary Borrowers parties hereto, the several banks and other financial institutions or entities parties hereto (the “Lenders”), CITIZENS BANK, N.A., as administrative agent (the “Administrative Agent”) and CITIZENS BANK, N.A., as multicurrency administrative agent (the “Multicurrency Administrative Agent”; together with the Administrative Agent, the “Agents”).
Background
The Borrower, the Subsidiary Guarantors, the Foreign Subsidiary Borrowers, the Agents and the Lenders entered into an Amended and Restated Credit Agreement dated as of March 1, 2017, as amended by that certain First Amendment dated as of May 24, 2017, that certain Limited Consent dated as of December 9, 2018, and that certain Second Amendment to Amended and Restated Credit Agreement dated as of December 14, 2018 (the “Original Credit Agreement”), as amended by this Third Amendment and as further amended, modified or supplemented from time to time, the “Credit Agreement”.
The Borrower has requested that the Agents and the Lenders amend the Original Credit Agreement in the manner set forth herein.
Capitalized terms not defined herein shall have the meanings given such terms in the Original Credit Agreement. This Third Amendment constitutes a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.
NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the Borrower, the Subsidiary Guarantors, the Foreign Subsidiary Borrowers, the Agents and the Lenders hereby agree as follows:
1.Amendments to Original Credit. Subject to the terms and conditions herein contained and in reliance on the representations and warranties of the Borrower herein contained, effective upon satisfaction of the conditions precedent contained in Section 2 below, the following amendments are incorporated into the Original Credit Agreement:

(A)The second sentence of Section 4.13 of the Original Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“No termination of a Single Employer Plan has occurred (other than the termination of each of a noncontributory defined benefit retirement plan for eligible employees at one of the Borrower’s U.S. divisions and its corporate office and a supplemental benefit plan for certain executive officers as disclosed in the Borrower’s Quarterly Report on Form 10-Q for the fiscal quarter year ended September 29, 2018 and updated in subsequent filings with the U.S. Securities and Exchange Commission), and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period.”
The foregoing amendments are limited to those set forth herein and is not a commitment or agreement to grant any amendment in the future.
2.Conditions Precedent.

The provisions of this Third Amendment shall be effective as of the date on which all of the following conditions shall be satisfied:
(a)the Borrower, each Subsidiary Guarantor and each Foreign Subsidiary Borrower shall have delivered to the Agents an executed counterpart of this Third Amendment;

(b)the Agents and the Lenders shall have indicated their consent and agreement by executing this Third Amendment; and

(c)the Borrower shall have paid all of the Agents’ fees and expenses and all amounts required under the Loan Documents.

1.Miscellaneous.
(a)Ratification. The terms and provisions set forth in this Third Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Original Credit Agreement and except as expressly modified and superseded by this Third Amendment, the terms and provisions of the Original Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Borrower, the Subsidiary Guarantors, the Foreign Subsidiary Borrowers, the Agents and the Lenders agree that the Original Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. For all matters arising prior to the effective date of this Third Amendment, the Original Credit Agreement (as unmodified by this Third Amendment) shall control.

(b)Representations and Warranties. The Borrower hereby represents and warrants to the Agents that the representations and warranties set forth in the Loan Documents, after giving effect to this Third Amendment, are true and correct in all material respects (or all respects to the extent already qualified by materiality or the occurrence of a Material Adverse Effect) on and as of the date hereof, with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date. The Borrower further represents and warrants to the Agents and the Lenders that the execution and delivery of this Third Amendment (i) are within the Borrower’s, each Subsidiary Guarantor’s and each Foreign Subsidiary Borrower’s organizational power and authority; (ii) have been duly authorized by all necessary organizational action of the Borrower, each Subsidiary Guarantor and each Foreign Subsidiary Borrower; (iii) is not in contravention of any provision of the Borrower’s, any Subsidiary Guarantor’s or any Foreign Subsidiary Borrower’s Organizational Documents; (iv) do not violate any law or regulation, or any order or decree of any Governmental Authority; (v) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any material indenture, mortgage, deed of trust, lease, agreement or other material instrument to which either the Borrower, any Subsidiary Guarantor or any Foreign Subsidiary Borrower is a party or by which Borrower, any Subsidiary Guarantor, any Foreign Subsidiary Borrower or any of their property is bound. All representations and warranties made in this Third Amendment shall survive the execution and delivery of this Third Amendment.

(c)Expenses of the Agent. As provided in the Credit Agreement, the Borrower agrees to pay all reasonable costs and expenses incurred by the Agents in connection with the preparation, negotiation, and execution of this Third Amendment, including without limitation, the reasonable costs and fees of the Agents’ legal counsel.

(d)Severability. Any provision of this Third Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this

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Third Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

(e)Applicable Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(f)Successors and Assigns. This Third Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders and the Borrower, the Subsidiary Guarantors, the Foreign Subsidiary Borrowers and their respective successors and assigns.

(g)Counterparts. This Third Amendment may be executed in one or more counterparts and on facsimile counterparts or other electronic transmission, as permitted under the Original Credit Agreement, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

(h)Headings. The headings, captions, and arrangements used in this Third Amendment are for convenience only and shall not affect the interpretation of this Third Amendment.

(i)ENTIRE AGREEMENT. THIS THIRD AMENDMENT EMBODIES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER THEREOF, AND SUPERSEDES ANY AND ALL PRIOR REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF.

(j)Acknowledgement and Reaffirmation. Each of the Borrower, as a guarantor, and Kadant Black Clawson LLC, Kadant International Holdings LLC and Kadant Johnson LLC (collectively, the “Subsidiary Guarantors” and together with the Borrower, the “Guarantors”), hereby acknowledges the consents granted, and amendments effected, pursuant to this Third Amendment and reaffirms its guaranty of the Borrower Obligations and the Foreign Subsidiary Borrower Obligations (each as defined in the Guarantee) pursuant to that certain Amended and Restated Guarantee Agreement, dated as of March 1, 2017 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”), among the Guarantors and the Administrative Agent.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
KADANT INC.

By:    /s/ Jeffrey L. Powell
Name: Jeffrey L. Powell
Title: President and CEO

KADANT U.K. LIMITED

By:    /s/ Jeffrey L. Powell
Name: Jeffrey L Powell
Title: Director

KADANT CANADA CORP.

By:    /s/ Orrin H. Bean
Name: Orrin H. Bean
Title: Treasurer

KADANT JOHNSON EUROPE B.V.

By:    /s/ Eric T. Langevin
Name: Eric T. Langevin
Title: Director

KADANT INTERNATIONAL LUXEMBOURG S.C.S.

By:    /s/ Stacy D. Krause
Name: Stacy D. Krause
Title: Manager

[Signature Page - Third Amendment to Amended and Restated Credit Agreement]
(S-1)

KADANT LUXEMBOURG S.À R.L.
as the Foreign Subsidiary Borrower

By: /s/ Thomas A. Martin
Name: Thomas A. Martin
Title: Class A Manager

By: /s/ Florence Gerardy
Name: Florence Gerardy
Title: Class B Manager

KADANT JOHNSON DEUTSCHLAND GmbH

By: /s/ Eric T. Langevin
Name: Eric T. Langevin
Title: Director

Subsidiary Guarantors:

Kadant Black Clawson LLC

By: /s/ Orrin H. Bean
Name: Orrin H. Bean
Title: Treasurer

Kadant International Holdings LLC

By: /s/ Orrin H. Bean
Name: Orrin H. Bean
Title: Treasurer

Kadant Johnson LLC

By: /s/ Orrin H. Bean
Name: Orrin H. Bean
Title: Treasurer

[Signature Page-Third Amendment to Amended and Restated Credit Agreement]
(S-2)

CITIZENS BANK, N.A., as Administrative Agent and as a Lender

By:    /s/ Robert Anastasio
Name: Robert Anastasio
Title: Senior Vice President

[Signature Page-Third Amendment to Amended and Restated Credit Agreement]
(S-3)

CITIZENS BANK, N.A., as Multicurrency Administrative Agent and as a Lender

By:    /s/ Robert Anastasio
Name: Robert Anastasio
Title: Senior Vice President

[Signature Page-Third Amendment to Amended and Restated Credit Agreement]
(S-4)

CITIZENS BANK, N.A., as a Lender

By:    /s/ Robert Anastasio
Name: Robert Anastasio
Title: Senior Vice President

[Signature Page- Third Amendment to Amended and Restated Credit Agreement]
(S-5)

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Christopher S. Allen
Name: Christopher S. Allen
Title: Senior Vice President

[Signature Page- Third Amendment to Amended and Restated Credit Agreement]
(S-6)

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Kenneth R. Fieler
Name: Kenneth R. Fieler
Title: Vice President

[Signature Page- Third Amendment to Amended and Restated Credit Agreement]
(S-7)

HSBC BANK USA, N.A.

By:    /s/ Andrew Everett
Name: Andrew Everett
Title: Vice President

[Signature Page- Third Amendment to Amended and Restated Credit Agreement]
(S-8)

SANTANDER BANK, N.A.

By:    /s/ Benjamin Hildreth
Name: Benjamin Hildreth
Title: VP Underwriting

[Signature Page- Third Amendment to Amended and Restated Credit Agreement]
(S-9)

JPMORGAN CHASE BANK, N.A.

By:    /s/ Brian Keenan
Name: Brian Keenan
Title: Vice President

[Signature Page- Third Amendment to Amended and Restated Credit Agreement]
(S-10)

HSBC BANK CANADA

By:    /s/ Hai Pham
Name: Hai Pham
Title: Head of International Subsidiary

By:    /s/ Douglas Remington
Name: Douglas Remington
Title: Assistant Vice President

BANK OF AMERICA, N.A.

By:    /s/ Robert C. Megan
Name: Robert C. Megan
Title: Senior Vice President